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                                                                  EXHIBIT 10.3.1

                               AMENDMENT NO. 1 TO
            EMPLOYMENT, SEVERANCE AND RETIREMENT BENEFITS AGREEMENT

                              DATED MARCH 27, 1998

                                    RECITALS
                                    --------

          WHEREAS, Cupertino National Bancorp ("Cupertino"), its wholly owned subsidiary Cupertino National Bank (the "Bank") and David R. Hood ("Employee") previously entered into an employment agreement entitled the "Employment, Severance and Retirement Benefits Agreement" dated July 31, 1995 and effective as of September 1, 1994 (the "Agreement"), which sets forth the terms and conditions of Employee's employment with Cupertino and the Bank;

          WHEREAS, upon the November 27, 1996 merger of Mid-Peninsula Bancorp ("Mid-Peninsula") and Cupertino pursuant to which Mid-Peninsula survived and was renamed Greater Bay Bancorp ("Greater Bay"), Greater Bay succeeded to the obligations of Cupertino under the Agreement;

          WHEREAS, Sections 5.3 and 5.4 of the Agreement provide that upon Employee's involuntary termination of employment or upon his termination of employment on account of a change in control (as defined therein), Employee will be entitled to severance benefits payable in such amount and upon such terms as provided under Sections 5.3 and 5.4 of the Agreement;

          WHEREAS, Section 6 of the Agreement provides that upon Employee's cessation of employment upon the Employee's retirement age, Employee will be entitled to certain retirement benefits payable in such amount and upon such terms as provided under Section 6 of the Agreement;

          WHEREAS, the Board of Directors of Greater Bay has approved and adopted the Greater Bay Bancorp Termination and Layoff Pay Plan II (the "Termination Plan II"), effective January 1, 1998, which provides Employee with severance benefits upon his involuntary termination of employment;

          WHEREAS, the Board of Directors of Greater Bay has approved and adopted the Greater Bay Bancorp Change in Control Pay Plan II (the "Change in Control Plan II"), effective January 1, 1998, which provides Employee with severance benefits upon Employee's termination of employment on account of a change in control;

          WHEREAS, the Board of Directors of Greater Bay has approved and adopted the Greater Bay Bancorp Supplemental Executive Retirement Plan ("SERP"), effective December 31, 1997, which provides Employee with certain retirement benefits pursuant to the terms and conditions set forth in the SERP;

          WHEREAS, due to implementation of the Termination Plan for Key Executives and the Change in Control Plan for Key Executives, Greater Bay, the Bank and Employee agree that it is appropriate to delete Sections 5.3 and 5.4 from the Agreement, effective January 1, 1998; and

          WHEREAS, due to the implementation of the SERP, Greater Bay, the Bank and Employee agree that it is appropriate to delete Section 6 from the Agreement, effective December 31, 1997.

          NOW THEREFORE, in accordance with the foregoing recitals:

          1.   The parties hereby agree to amend the Agreement by deleting
Section 5.3 and Section 5.4 in their entirety, effective January 1, 1998, and
Section 6 of the Agreement in its entirety, effective December 31, 1997.

          2. Except as expressly set forth in this Amendment No. 1 to Employment Agreement, no provision of the Agreement is waived and the Agreement is not otherwise amended or modified, and shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment No. 1 to Employment, Severance and Retirement Benefits Agreement as of the day and year first above written.



                              GREATER BAY BANCORP

                              By           /s/ Shawn Saunders
                                           ------------------
                                    Name:  Shawn Saunders
                                           --------------
                                    Title: SVP, Controller
                                           ---------------



                              CUPERTINO NATIONAL BANK


                              By           /s/ Shawn Saunders
                                           ------------------
                                    Name:  Shawn Saunders
                                           --------------
                                    Title: SVP, CFO
                                           --------





EMPLOYEE

/s/ David R. Hood
-------------------
    David R. Hood

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